FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D.C. 20549





                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): April 29, 1995




                         ROSE'S STORES, INC.
       (Exact name of registrant as specified in its charter)


                              Delaware
           (State or other jurisdiction of incorporation)


0-631                                                      56-0382475
(Commission File Number)            (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                       27536
(Address of principal executive offices)                   (Zip Code)


                           (919) 430-2600
        (Registrant's telephone number, including area code)

Item 5: OTHER EVENTS

     On April 26, 1995, Roses Stores, Inc. (the "Company") filed with the Securities and Exchange Commission its annual report on Form 10K for fiscal year ended January 28, 1995 (fiscal 1994). On May 1, 1995, the Company announced that it had satisfied all conditions required under its plan of reorganization and had emerged from chapter 11 of the United States Bankruptcy Code on April 28, 1995. Beginning June 9, 1995, the Company will distribute to its banks and other lenders, principal trade vendors and factors, summaries of its financial plan (referred to herein as the "Plan") for the year ending January 27, 1996 (fiscal
1995). The Plan is attached as Exhibit 20 and is incorporated by reference herein.

     The Plan reflects the actual results for the first quarter and beginning with April 28, 1995, reflects the application of the provisions of the American Institute of Certified Public Accountants' Statement of Position 90-7,"Financial Reporting by Entities in Reorganization under the Bankruptcy Code" ("SOP 90-7"). The application of SOP 90-7 (sometimes called "Fresh Start Accounting") changed the Company's basis of accounting for financial reporting purposes. Specifically, SOP 90-7 required the adjustment of the Company's assets and liabilities to reflect their estimated fair market value at the effective date of the Company's reorganization. At the same time, the Company made certain reclassifications between gross margin and expenses and changed the method of accruing certain expenses between periods. Accordingly, the results of operations and changes in cash flows commencing May, 1995 and the balance sheets beginning with April, 1995 will not be comparable to the financial information for prior periods.

    The Plan is being reported publicly solely because it is being distributed to a large number of the Company's principal trade vendors, banks, and other lenders and factors to facilitate credit analyses. The
Plan should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for fiscal 1994. Although the Company is publicly reporting the Plan and its monthly results during fiscal 1995, the Company does not believe it is obligated to provide such information indefinitely and may cease making such disclosures and updates at any time. Moreover, the Company does not believe that it is obligated to update the Plan to reflect subsequent events or developments.

     The Plan was not prepared with a view toward compliance with guidelines established by the American Institute of Certified Public Accountants and may not comply with the rules and regulations of the Securities and Exchange Commission regarding financial projections. While presented with numerical specificity, the Plan is based upon a variety of assumptions that may not be realized and is subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. Consequently, the Plan should not be regarded as a representation or warranty by the Company, or any other person, that the forecasts contained therein will be realized. Actual results may vary materially from those presented in the Plan.

Item 7: PROJECTIONS, FINANCIAL STATEMENTS

        Exhibit 20   Fiscal 1995 Summary Financial Plan

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ROSE'S STORES, INC.



Date:  May    , 1995                By: /s/ Jeanette R. Peters
                                         Jeanette R. Peters
                                         Senior Vice President
                                         Chief Financial Officer

Exhibit 20
Page 1 of 6

ROSE'S STORES, INC.
                            1995 ACTUAL AND PROJECTED SPRING INCOME STATEMENTS Condensed Management Format
(Amounts in 000's)

                                           Note (1)  Note (2)
                       ACTUAL     ACTUAL    ACTUAL|   PROJ      PROJ     PROJ
                        FEB        MAR       APR  |    MAY       JUNE     JULY     SPRING
                      ____________________________|_______________________________________
                                                  |
                                                  |
Gross Sales             52,373    49,793   57,241 |  66,711    50,262    52,060   328,440
Less: Leased Sales       1,510     1,648    1,959 |   2,373     1,979     1,764    11,233
                       ___________________________|_______________________________________
Net Sales               50,863    48,145   55,282 |  64,338    48,283    50,296   317,207
                                                  |
FIFO Gross Margin       12,142    11,069   13,877 |  16,444    12,606    12,902    79,040
   % TO SALES            23.87%    22.99%   25.10%|   25.56%    26.11%    25.65%    24.92%
                                                  |
Leased Dept Income         366       348      400 |     466       351       364     2,295
SG&A                    12,236    11,395   11,855 |  15,455    12,715    13,024    76,680
__________________________________________________|______________________________________
EBITDA - PRE-LIFO          272        22    2,422 |   1,455       242       242     4,655
__________________________________________________|______________________________________
Depreciation &                                    |
  Amortization             621       605      586 |    (256)     (246)     (236)    1,074
Interest Expense           280       212      234 |     480       507       515     2,228
LIFO Expense (Benefit)    (131)     (108)    (125)|     100       100       100       (64)
Reorganization Cost        967     1,050    1,830 |       0         0         0     3,847
Non-cash Income Tax                               |
  Expense (Benefit)          0         0        0 |     430       (45)      (52)      333
__________________________________________________|______________________________________
NET INCOME (LOSS)       (1,465)   (1,737)    (103)|     701       (74)      (85)   (2,763)
__________________________________________________|______________________________________

            Note (1): EBITDA for the first quarter was less than the Company's prior projections by $468, primarily due to higher than projected promotional markdowns.

            Note (2): The Company adopted Fresh-Start accounting effective
                      April 28, 1995 as described in Note 2 to the Consolidated Financial Statements filed on Form 10-K for year ended January 28, 1995 (fiscal 1994). Accordingly, the results of operations commencing May, 1995 will not be comparable to prior periods.

Exhibit 20
Page 2 of 6

ROSE'S STORES, INC.
                                1995 PROJECTED FALL INCOME STATEMENTS
                                Condensed Management Format
(Amounts in 000's)

                      PROJ      PROJ      PROJ      PROJ      PROJ      PROJ
                      AUG       SEPT      OCT       NOV       DEC       JAN     FALL     ANNUAL
                    ____________________________________________________________________________

Gross Sales          67,538    51,143    53,392    86,247    98,812    37,955  395,087  723,527
Less: Leased Sales    2,424     1,588     1,842     2,724     2,659       911   12,148   23,381
                    ____________________________________________________________________________
Net Sales            65,114    49,555    51,550    83,523    96,153    37,044  382,939  700,146

FIFO Gross Margin    15,448    13,770    14,242    21,493    23,584     3,857   92,394  171,434
   % TO SALES         23.72%    27.79%    27.63%    25.73%    24.53%    10.41%   24.13%   24.49%

Leased Dept Income      472       358       373       603       692       265    2,763    5,058
SG&A                 14,679    12,915    12,558    16,441    15,091    11,513   83,197  159,877
_______________________________________________________________________________________________
EBITDA - PRE-LIFO     1,241     1,213     2,057     5,655     9,185    (7,391)  11,960   16,615
_______________________________________________________________________________________________

Depreciation &
  Amortization         (226)     (216)     (206)     (196)     (186)     (176)  (1,206)    (132)
Interest Expense        651       557       630       795       416       275    3,324    5,552
LIFO Expense (Benefit)  100       100       100       100       100       100      600      536
Reorganization Cost       0         0         0         0         0         0        0    3,847
Non-cash Income Tax
  Expense (Benefit)     272       293       583     1,883     3,365    (2,884)   3,512    3,845
_______________________________________________________________________________________________
NET INCOME (LOSS)       444       479       950     3,073     5,490    (4,706)   5,730    2,967
_______________________________________________________________________________________________

Exhibit 20
Page 3 of 6

ROSE'S STORES, INC.
                               1995 ACTUAL AND PROJECTED SPRING BALANCE SHEETS Condensed Management Format
(Amounts in 000's)

                                                   Note (1)
                               ACTUAL     ACTUAL |  ACTUAL    PROJ      PROJ      PROJ
                                 FEB       MAR   |   APR       MAY       JUNE      JULY
                              ___________________|_______________________________________
                                                 |
    ASSETS                                       |
CASH                               629       625 |     622       700       700       700
INVENTORIES                    134,891   148,152 | 185,129   178,765   171,014   168,329
OTHER CURRENT ASSETS            23,719    26,750 |  18,810    17,210    16,405    20,752
                              ___________________|_______________________________________
 TOTAL CURRENT ASSETS          159,239   175,527 | 204,561   196,675   188,119   189,781
                                                 |
NET PROPERTY                    34,216    33,072 |       0       772     1,534     2,286
                                                 |
OTHER LONG TERM ASSETS           3,429     3,258 |       0         0         0         0
                                                 |
TOTAL ASSETS                   196,884   211,857 | 204,561   197,447   189,653   192,067
                              ===================|=======================================
                                                 |
  LIABILITIES & EQUITY                           |
ACCOUNTS PAYABLE                31,023    35,249 |  37,642    29,379    26,094    28,067
SHORT TERM DEBT                  9,125    21,100 |  58,654    65,143    62,695    62,528
OTHER CURRENT LIABILITIES       28,262    26,096 |  34,149    27,994    26,321    27,535
                              ___________________|_______________________________________
 TOTAL CURRENT LIABILITIES      68,410    82,445 | 130,445   122,516   115,110   118,130
                                                 |
PRE-PETITION CLAIMS            156,525   159,286 |       0         0         0         0
                                                 |
EXCESS OF ASSETS OVER VALUE          0         0 |  32,021    31,755    31,489    31,223
                                                 |
OTHER LIABILITIES                6,674     6,655 |   5,614     5,631     5,695     5,559
DEFERRED INCOME                  1,926     1,859 |   1,481     1,414     1,347     1,280
                                                 |
STOCKHOLDERS' EQUITY (DEFICIT) (36,651)  (38,388)|  35,000    36,131    36,012    35,875
                                                 |
TOTAL DEBT & EQUITY            196,884   211,857 | 204,561   197,447   189,653   192,067
                              ===================|=======================================

             Note (1): The Company adopted Fresh-Start accounting effective
                       April 28, 1995 as described in Note 2 to the Consolidated Financial Statements filed on Form 10-K for year ended January 28, 1995 (fiscal 1994). Accordingly, the balance sheets beginning with April, 1995 will not be comparable to prior periods.

Exhibit 20
Page 4 of 6

ROSE'S STORES, INC.
                                          1995 PROJECTED FALL BALANCE SHEETS
                                          Condensed Management Format
(Amounts in 000's)

                                PROJ      PROJ      PROJ      PROJ      PROJ      PROJ
                                 AUG       SEPT      OCT       NOV       DEC       JAN
                              ___________________________________________________________
  ASSETS
CASH                               700       700       700     3,000     3,000       700
INVENTORIES                    166,527   177,936   190,792   187,055   144,573   143,919
OTHER CURRENT ASSETS            22,687    26,959    30,001    27,114    15,927    16,710
                              ___________________________________________________________
  TOTAL CURRENT ASSETS         189,914   205,595   221,493   217,169   163,500   161,329

NET PROPERTY                     2,846     3,396     3,936     4,466     4,986     5,205

OTHER LONG TERM ASSETS               0         0         0         0         0         0

TOTAL ASSETS                   192,760   208,991   225,429   221,635   168,486   166,534
                              ===========================================================

  LIABILITIES & EQUITY
ACCOUNTS PAYABLE                29,325    34,850    37,897    39,990    28,668    24,985
SHORT TERM DEBT                 64,787    71,930    84,747    74,366    23,394    35,875
OTHER CURRENT LIABILITIES       24,264    27,324    26,834    26,641    27,200    24,509
                              ___________________________________________________________
  TOTAL CURRENT LIABILITIES    118,376   134,104   149,478   140,997    79,262    85,369

PRE-PETITION CLAIMS                  0         0         0         0         0         0

EXCESS OF ASSETS OVER VALUE     30,957    30,691    30,425    30,159    29,893    29,627

OTHER LIABILITIES                5,623     5,687     5,551     5,615     5,679     5,543
DEFERRED INCOME                  1,213     1,146     1,079     1,012       945       878

STOCKHOLDERS' EQUITY            36,591    37,363    38,896    43,852    52,707    45,117

TOTAL DEBT & EQUITY            192,760   208,991   225,429   221,635   168,486   166,534
                              ===========================================================

Exhibit 20
Page 5 of 6

ROSE'S STORES, INC.
                              1995 ACTUAL AND PROJECTED SPRING CHANGES IN CASH Condensed Management Format
(Amounts in 000's)

                                                              Note (1)
                                ACTUAL    ACTUAL    ACTUAL   | PROJ      PROJ      PROJ
                                 FEB       MAR       APR     | MAY       JUNE      JULY   SPRING
                               ______________________________|____________________________________
                                                             |
Net earnings (loss)              (1,465)   (1,737)     (103) |    701      (74)      (85)  (2,763)
Non-cash income tax                                          |
  expense (benefit)                   0         0         0  |    430      (45)      (52)     333
Other                               489       497       461  |   (218)    (208)     (198)     823
                                _____________________________|_____________________________________
CASH PROV.(USED) BY OPERATIONS                               |
BEFORE ASSET/LIABILITY CHG         (976)   (1,240)      358  |    913      (327)     (335) (1,607)
                                                             |
(Inc.) dec. in  Inventories     (15,193)  (13,153)  (11,945) |  6,977     7,651     2,585 (22,867)
Inc. (dec.) in AP                 7,631     4,226     2,504  | (8,263)   (3,285)    1,973   4,559
All other                        (2,650)   (2,691)   (2,353) |  1,006      (796)   (3,260)(10,728)
                                _____________________________|____________________________________
CASH PROV. (USED) BY OPERATIONS (11,188)  (12,858)  (11,436) |    633     3,243       963 (30,643)
                                                             |
INVESTING ACTIVITIES               (146)      (67)     (292) |   (682)     (682)     (682) (2,551)
                                                             |
FINANCING ACTIVITIES                                         |
Proceeds (payments) pre-petition                             |
  claims                             51       (11)  (28,056) | (5,000)        0         0 (33,016)
Proceeds (payments) of short-term                            |
  debt                            8,525    11,975    37,554  |  6,489    (2,448)     (167) 61,928
Capital Lease payments             (109)      (94)      (78) |   (112)     (113)     (114)   (620)
Other                             2,146     1,051     2,305  | (1,250)        0         0   4,252
                                _____________________________|____________________________________
CASH PROV.(USED) BY FINANCE      10,613    12,921    11,725  |    127    (2,561)     (281) 32,544
                                                             |
(DEC.) INC. IN CASH                (721)       (4)       (3) |     78         0         0   (650)
                                =============================|===================================

             Note (1): The Company adopted Fresh-Start accounting effective
                       April 28, 1995 as described in Note 2 to the Consolidated Financial Statements filed on Form 10-K for year ended January 28, 1995 (fiscal 1994). Accordingly, the change in cash flows beginning with May, 1995 will not be comparable to prior periods.

Exhibit 20
Page 6 of 6

ROSE'S STORES, INC.
                                          1995 PROJECTED FALL CHANGES IN CASH
                                          Condensed Management Format
(Amounts in 000's)

                             PROJ      PROJ      PROJ    PROJ      PROJ      PROJ
                             AUG       SEPT      OCT     NOV       DEC       JAN    FALL  ANNUAL
                          _________________________________________________________________________
Net earnings (loss)           444      479       950    3,073     5,490    (4,706)  5,730   2,967
Non-cash income tax
  expense (benefit)           272      293       583    1,883     3,365    (2,884)  3,512   3,845
Other                        (188)    (178)     (168)    (158)     (148)     (138)   (978)   (155)
                          _________________________________________________________________________
CASH PROV.(USED) BY OPERATIONS
BEFORE ASSET/LIABILITY CHG    528      594     1,365    4,798     8,707    (7,728)  8,264   6,657

(Inc.) dec. in Inventories  1,702  (11,509)  (12,956)   3,637    42,382       554  23,810     943
Inc. (dec.) in AP           1,258    5,525     3,047    2,093   (11,322)   (3,683) (3,082)  1,477
All other                  (5,132)  (3,137)   (2,656)   4,771    11,824    (3,595)  2,075  (8,653)
                          _________________________________________________________________________
CASH PROV. (USED) BY
  OPERATIONS               (1,644)  (8,527)  (11,200)  15,299    51,591   (14,452) 31,067     424

INVESTING ACTIVITIES         (500)    (500)     (500)    (500)     (500)     (209) (2,709) (5,260)

FINANCING ACTIVITIES
Proceeds (payments) pre-petition
  claims                        0        0         0        0         0         0       0 (33,016)
Proceeds (payments) of short-term
  debt                      2,259    7,143    12,817  (10,381)  (50,972)   12,481 (26,653) 35,275
Capital lease payments       (115)    (116)     (117)    (118)     (119)     (120)   (705) (1,325)
Other                           0    2,000    (1,000)  (2,000)        0         0  (1,000)  3,252
                          ________________________________________________________________________
CASH PROV.(USED) BY
  FINANCE                   2,144    9,027    11,700  (12,499)  (51,091)   12,361 (28,358)  4,186

(DEC.) INC. IN CASH             0        0         0    2,300         0    (2,300)      0    (650)
                          ========================================================================